SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K




                         CURRENT REPORT


             Pursuant to Section 13 or Section 15(d)
             of the Securities Exchange Act of 1934



               Date of Report - November 23, 1994



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
     (Exact name of Registrant as specified in its charter)



          New York                  1-3268           14-0555980
- ----------------------------   ----------------   -------------
(State or other jurisdiction   (Commission File   (IRS Employer
     of incorporation)               Number)      Identification
                                                      Number


284 South Avenue, Poughkeepsie, New York            12601-4879
- ----------------------------------------           -----------
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (914) 452-2000



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Item 5.   Other Events.

               Wappingers Falls Incident

               Reference is made to Part I, Item 1 of
Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1993 and to the caption "Business - Other Matters - Gas Service Incident" and to Registrant's Quarterly Report, on Form 10-Q, for the quarterly period ended September 30, 1994, and to Item 1 thereof under the caption "4. Wappingers Falls Incident" for a description of an incident that occurred in the Village of Wappingers Falls, New York on February 12, 1994 in Registrant's service territory. The incident involved an explosion and fire at a residence and, a short time later, an explosion and fire at a nearby commercial building.
               By Report, dated October 25, 1994, of the Energy and Water Division ("PSC Staff") Safety and Reliability of the New York Public Service Commission ("PSC"), the PSC Staff among other things concluded that the probable cause of the incident was an ignition of gas that accumulated in each of the structures after migrating through the ground from a leak in Registrant's gas main in the immediate area of the two destroyed buildings. Said Report was accepted by the PSC on November 9, 1994 and received by Registrant on November 10, 1994.
               Registrant continues to investigate this incident, but disagrees that the facts known to date support the conclusions in the Report of the PSC Staff as to the probable cause of the incident. As reported in Registrant's 10-Q referred to above, "Registrant, on October 17, 1994, publicly stated that an investigation it had undertaken had not yet determined what caused the first explosion, which destroyed a residence, but that a reconstruction of the sequence of events indicates that the explosion in the residence was not caused by natural gas. The investigation also indicates that the force of this initial explosion, in combination with deep frost conditions, caused a weld in a natural gas pipeline of the Registrant to crack." In this regard, the PSC Staff Report states as follows: "The metallurgists report, to which staff does not take exception, has concluded that a defect in a weld, present in the pipe since its fabrication in 1929, failed suddenly as a result of increased stress due to the unusual depth of frost penetration last winter. A sudden impact stress could also have contributed to the failure, but can only be speculated upon."













                            SIGNATURES
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                    (Registrant)


                    By
                       ---------------------------------------
                                  John F. Drain,
                       Vice President - Finance and Controller


Dated:  November 23, 1994